UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

CHESAPEAKE UTILITIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware 19904

(Address of principal executive offices, including Zip Code)

(302) 734-6799

(Registrant’s Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Chesapeake Utilities Corporation (the “Company”) was held on May 2, 2013. As of the record date for the Annual Meeting, March 20, 2013, 9,613,475 shares of common stock of the Company, the only outstanding class of voting or equity securities of the Company were outstanding. Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.

Proposal 1: The Company’s stockholders voted on the election of four nominees to the Company’s Board of Directors. All four nominees were elected to the Company’s Board of Directors to serve as Class II directors for a three-year term ending in 2016 and until their successors are elected and qualified. The following shows the separate tabulation of votes for each nominee:

Class	Name	Votes For	Votes Withheld
II	Ralph J. Adkins	6,910,039	259,634
II	Richard Bernstein	6,902,598	267,075
II	Paul L. Maddock, Jr.	6,951,746	217,926
II	Michael P. McMasters	6,929,844	239,829

There were 1,729,686 broker non-votes for each nominee. There were no abstentions for any nominee.

Proposal 2: The Company’s stockholders approved the 2013 Stock and Incentive Compensation Plan. Stockholder votes were cast as follows: 6,335,400 affirmative votes, 715,008 negative votes, 1,729,686 broker non-votes, and 119,264 abstentions.

Proposal 3: The Company’s stockholders ratified the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Stockholder votes were cast as follows: 8,751,760 affirmative votes, 53,067 negative votes, and 94,531 abstentions. There were no broker non-votes for this matter.

Item 7.01 Regulation FD Disclosure.

On May 3, 2013, the Company conducted an earnings conference call regarding the financial results for the quarter ended March 31, 2013. The slide presentation that was referenced in this earnings conference call is furnished as Exhibit 99.1 to this report.

The Company will be meeting analysts, investors and other members of the financial community at the American Gas Association’s Financial Forum in Naples, Florida on Sunday, Monday and Tuesday, May 5-7, 2013. The Company’s presentation for this meeting includes a business update and overview of the Company. The slide presentation that will be distributed by the Company during this meeting is furnished as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Chesapeake Utilities Corporation slide presentation named First Quarter 2013 Earnings Conference Call.

Exhibit 99.2 – Chesapeake Utilities Corporation slide presentation named 2013 American Gas Association’s Financial Forum.

This Form 8-K and the exhibits hereto contain “forward-looking statements” that are subject to various assumptions, risks and uncertainties. These statements should be read in conjunction with the “Forward-Looking Statements” section in the Company’s Form 10-K for the fiscal year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013 (which sections are incorporated herein by reference), and in conjunction with other Securities and Exchange Commission reports filed by the Company that discuss important factors that could cause the Company’s actual results to differ materially from those anticipated in such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Beth W. Cooper
Beth W. Cooper
Senior Vice President and Chief Financial Officer

Date: May 6, 2013